EXHIBIT 99.1

Community Capital Corporation Reports Continued Strong Growth and Record Quarterly Pro Forma Earnings

GREENWOOD, S.C., Oct. 17, 2007 (PRIME NEWSWIRE) -- Community Capital Corporation (Nasdaq:CPBK) reports operating results for the nine months and quarter ending September 30, 2007.

Net income for the three months ended September 30, 2007 increased 37% to $1,636,000 or $0.42 per diluted share, from $1,194,000 or $0.31 per diluted share for the same period in 2006. Pro forma net income for the three months ended September 30, 2007 increased 60% to $1,912,000 or $0.50 per diluted share, from $1,194,000 or $0.31 per diluted share.(1) Return on average assets for the quarter was 0.84% for 2007 compared to 0.70% for 2006. Return on average equity was 10.35% compared to 8.17% in 2006. Pro forma return on average assets for the quarter was 0.99% for 2007 compared to 0.70% for 2006, and pro forma return on average equity was 12.10% for 2007 compared to 8.17% in 2006.(1)

Net income for the nine months ended September 30, 2007 increased 20% to $5,055,000 from $4,215,000 for the same period in 2006. Diluted earnings per share for the nine month period ended September 30, 2007 increased 18% to $1.31 from $1.11 for the nine months ended September 30, 2006. Pro forma net income for the nine months ended September 30, 2007 increased 27% to $5,355,000 or $1.39 per diluted share, from $4,210,000 or $1.10 per diluted share for the same period in 2006.(1) Return on average assets for the nine months was 0.90% for 2007 compared to 0.87% for 2006. Return on average equity was 10.99% in 2007 compared to 9.92% in 2006. Pro forma return on average assets for the nine months was 0.96% compared to 0.87% for 2006, and pro forma return on average equity for the nine months was 11.65% for 2007 compared to 9.91% in 2006.(1)

Total assets increased 14% to $781,857,000 at September 30, 2007 from $686,550,000 as of September 30, 2006. Total loans increased $83,559,000 or 15% to $632,624,000 at September 30, 2007, compared to $549,065,000 at September 30, 2006. Total deposits increased $52,521,000 or 11% to $532,442,000 at September 30, 2007 from $479,921,000 at September 30, 2006.

Community Capital Corporation is the parent company of CapitalBank, which operates 17 community oriented branches throughout upstate South Carolina that offer a full array of banking services, including a diverse wealth management group. Additional information on CapitalBank's locations and the products and services offered are available at www.capitalbanksc.com .

Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. For a discussion of certain factors that may cause such forward-looking statements to differ materially from the Company's actual results, see the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

 Financial Highlights
 (Dollars in thousands, except per share data)

                           Three Months Ended      Nine Months Ended
                              September 30            September 30
                         ---------------------   ---------------------
                            2007        2006        2007        2006
                         ---------   ---------   ---------   ---------
                        (Unaudited) (Unaudited) (Unaudited) (Unaudited)
 Earnings Summary

 Interest income         $  12,695   $  10,696   $  36,386   $  29,431
 Interest expense
                             6,565       5,288      18,807      13,829
                         ---------   ---------   ---------   ---------
 Net interest income         6,130       5,408      17,579      15,602
 Provision for loan
  losses                       300         650         625         800
 Non-interest income         1,756       1,588       5,011       4,405
 Non-interest expense
                             5,252       4,711      14,729      13,551
                         ---------   ---------   ---------   ---------
 Income before taxes         2,334       1,635       7,236       5,656
 Income tax expense
                               698         441       2,181       1,441
                         ---------   ---------   ---------   ---------
 Net income              $   1,636   $   1,194   $   5,055   $   4,215
                         ---------   ---------   ---------   ---------

 Per Shares Ratios:
 Basic earnings
  per share              $    0.43   $    0.32   $    1.33   $    1.13
 Diluted earnings
  per share              $    0.42   $    0.31   $    1.31   $    1.11
 Dividends declared
  per share              $    0.15   $    0.15   $    0.45   $    0.45
 Book value per share    $   16.50   $   15.22   $   16.50   $   15.22

 Common Share Data:
 Outstanding at
  period end             3,837,705   3,781,862   3,837,705   3,781,862
 Weighted average
  outstanding            3,810,625   3,750,673   3,797,572   3,732,151
 Diluted weighted
  average outstanding    3,851,278   3,811,894   3,845,675   3,813,464

 Balance Sheet Highlights

 Average Balances:
 Total assets            $ 769,632   $ 677,919   $ 748,819   $ 646,668
 Earning assets            705,597     615,434     684,795     585,399
 Loans                     621,477     539,111     603,810     508,474
 Deposits                  522,006     487,974     504,105     471,431
 Interest bearing
  deposits                 456,929     418,011     439,875     402,949
 Noninterest bearing
  deposits                  65,077      69,963      64,230      68,482
 Other borrowings          166,959     121,681     165,923     114,366
 Junior subordinated
  debentures                10,310      10,310      10,310       4,079
 Shareholders' equity       62,707      57,954      61,473      56,792

 Performance Ratios:
 Return on average assets     0.84%       0.70%       0.90%       0.87%
 Return on average
  shareholders' equity       10.35%       8.17%      10.99%       9.92%
 Net interest margin
  (fully tax equivalent
   at 38%)                    3.52%       3.58%       3.51%       3.65%
 Efficiency ratio            60.28%      66.13%      62.10%      66.47%

 Asset Quality:
 Nonperforming loans     $   2,446   $   3,935   $   2,446   $   3,935
 Other real estate             107         127         107         127
   Total nonperforming
    assets                   2,553       4,062       2,553       4,062
 Net charge-offs               130         647         225         975
 Net charge-offs to
  average loans               0.02%       0.12%       0.04%       0.19%
 Allowance for loan
  losses to nonper-
  forming loans             269.83%     156.26%     269.83%     156.26%
 Nonperforming loans
  to total loans              0.39%       0.72%       0.39%       0.72%
 Nonperforming assets
  to total assets             0.33%       0.59%       0.33%       0.59%
 Allowance for loan
  losses to period end
  loans                      1.04%       1.12%       1.04%       1.12%

 Other Selected Ratios:
 Average equity to
  average assets              8.15%       8.55%       8.21%       8.78%
 Average loans to
  average deposits          119.06%     110.48%     119.78%     107.86%
 Average loans to average
  earning assets             88.08%      87.60%      88.17%      86.86%

 Balance Sheet Data
 (Dollars in thousands, except per share data)

                                             Period Ended
                                  ------------------------------------
                                  Sept. 30      Dec. 31       Sept. 30
                                    2007          2006          2006
                                  --------      --------      --------
                                (Unaudited)                 (Unaudited)
 Assets:
 Cash and cash equivalents:
  Cash and due from banks         $ 22,185      $ 22,167      $ 20,459
  Interest bearing deposit
   accounts                            238           307           248
                                  --------      --------      --------
   Total cash and cash
    equivalents                     22,423        22,474        20,707
 Investment securities:
  Securities held-for-sale          72,622        65,496        67,345
  Securities held-to-maturity          325           380           380
  Nonmarketable equity securities    9,056         8,073         7,018
                                  --------      --------      --------
   Total investment securities      82,003        73,949        74,743
 Loans held for sale                   920           554           729
 Loans receivable                  632,624       573,639       549,065
 Allowance for loan losses          (6,600)       (6,200)       (6,149)
 Premises and equipment, net        16,148        15,429        14,495
 Intangible assets                  10,074        10,427        10,549
 Other assets                       24,265        22,972        22,411
                                  --------      --------      --------
   Total assets                   $781,857      $713,244      $686,550
                                  --------      --------      --------
 Liabilities and shareholders'
  equity:
 Deposits:
  Noninterest bearing             $ 66,912      $ 63,733      $ 59,978
  Interest bearing                 465,530       423,223       419,943
                                  --------      --------      --------
   Total deposits                  532,442       486,956       479,921
 Federal funds purchased            26,149        26,953        32,131
 Securities sold under agreements
  to repurchase                     16,902        18,329        18,112
 FHLB advances                     125,550       105,625        82,150
 Junior subordinated debentures     10,310        10,310        10,310
 Other liabilities                   7,189         6,145         6,371
                                  --------      --------      --------
   Total liabilities              $718,542      $654,318      $628,995
                                  --------      --------      --------
 Shareholders' equity:
 Common stock: $1 par value;
  10 million shares authorized       4,872         4,818         4,811
 Nonvested restricted stock           (578)         (558)         (670)
 Capital surplus                    48,476        47,671        47,618
 Accumulated other comprehensive
  income                                57          (269)         (492)
 Retained earnings                  27,715        24,386        23,410
 Treasury stock, at cost           (17,227)      (17,122)      (17,122)
                                  --------      --------      --------
   Total shareholders' equity       63,315        58,926        57,555
                                  --------      --------      --------
   Total liabilities and
    shareholders' equity          $781,857      $713,244      $686,550
                                  --------      --------      --------

 Income Statement Data
 (Dollars in thousands, except per share data)

                                Three Months Ended  Nine Months  Ended
                                    September 30        September 30
                                 -----------------   -----------------
                                   2007      2006      2007      2006
                                 -------   -------   -------   -------
                                              (Unaudited)
 Interest income:
  Interest and fees on loans     $11,666   $ 9,857   $33,526   $26,910
  Interest on investment
   securities                      1,026       833     2,843     2,509
  Interest on federal funds sold
   and interest-bearing deposits       3         6        17        12
                                 -------   -------   -------   -------
   Total interest income          12,695    10,696    36,386    29,431

 Interest expense:
  Interest on deposits             4,401     3,627    12,340     9,671
  Interest on borrowings           2,164     1,661     6,467     4,158
                                 -------   -------   -------   -------
   Total interest expense          6,565     5,288    18,807    13,829

 Net interest income               6,130     5,408    17,579    15,602
 Provision for loan losses           300       650       625       800
                                 -------   -------   -------   -------
 Net interest income after
  provision                        5,830     4,758    16,954    14,802

 Non-interest income:
  Service charges on
   deposit accounts                  611       674     1,796     1,961
  Gain on sale of loans held
   for sale                          341       189       919       526
  Fees from brokerage services        76       106       181       214
  Income from fiduciary
   activities                        396       302     1,142       847
  Gain on sale of securities
   held-for-sale                      --        --        --         6
  Gain on sale of premises
   and equipment                      --        --        15         2
  Other operating income             332       317       958       849
                                 -------   -------   -------   -------
   Total non-interest income       1,756     1,588     5,011     4,405
 Non-interest expense:
  Salaries and employee benefits   2,795     2,744     8,309     7,931
  Net occupancy expense              284       283       832       835
  Amortization of intangible
   assets                            118       123       353       369
  Furniture and equipment
   expense                           224       221       658       633
  Loss on sale of securities
   held-for-sale                     417        --       470        --
  Other operating expenses         1,414     1,340     4,107     3,783
                                 -------   -------   -------   -------
   Total non-interest expense      5,252     4,711    14,729    13,551
 Income before taxes               2,334     1,635     7,236     5,656
 Income tax expense                  698       441     2,181     1,441
                                 -------   -------   -------   -------
 Net income                      $ 1,636   $ 1,194   $ 5,055   $ 4,215
                                 -------   -------   -------   -------
 Basic earnings per share        $  0.43   $  0.32   $  1.33   $  1.13
 Diluted earnings per share      $  0.42   $  0.31   $  1.31   $  1.11

                  Sept. 30, 2007     Dec. 31, 2006     Sept. 30, 2006
                 ----------------  ----------------   ----------------
                 Balance  Percent  Balance  Percent   Balance  Percent
 Loans:
 Commercial
  and
  agricultural  $ 42,482    6.71%  $ 44,910    7.83%  $ 44,991    8.20%
 Real Estate
  - construction 173,410   27.41%   142,694   24.88%   124,194   22.62%
 Real Estate
  - mortgage
  and
  commercial     342,431   54.13%   321,440   56.03%   313,834   57.16%
 Home equity      41,058    6.49%    40,805    7.11%    41,036    7.47%
 Consumer -
  Installment     31,696    5.01%    22,092    3.85%    23,520    4.28%
 Other             1,547    0.25%     1,698    0.30%     1,490    0.27%
                --------  ------   --------  ------   --------  ------
   Total        $632,624  100.00%  $573,639  100.00%  $549,065  100.00%
                --------  ------   --------  ------   --------  ------
 Deposits:
 Noninterest
  bearing
  demand        $ 66,912   12.57%  $ 63,733   13.09%  $ 59,978   12.50%
 Interest
  bearing
  demand          68,988   12.96%    64,743   13.30%    65,995   13.75%
 Money market
  and savings    208,315   39.12%   168,592   34.62%   160,959   33.54%
 Certificates of
  deposit        188,227   35.35%   189,888   38.99%   192,989   40.21%
                --------  ------   --------  ------   --------  ------
   Total        $532,442  100.00%  $486,956  100.00%  $479,921  100.00%
                --------  ------   --------  ------   --------  ------

 Wealth Management Group
   Fiduciary and Related Services:
 (Dollars in thousands, except number of accounts)

                    Sept. 30, 2007    Dec. 31, 2006    Sept. 30, 2006
                    --------------    -------------    --------------
 Market value
  of accounts          $461,890          $370,362         $335,653
 Market value of
  discretionary
  accounts             $201,371          $154,168         $143,997
 Market value of
  non-discretion-
  ary accounts         $260,519          $216,194         $191,656
 Total number
  of accounts             1,111               975              773

 Yield/Rate Analysis YTD
 (Dollars in thousands)

                      Nine Months Ended         Nine Months Ended
                     September 30, 2007         September 30, 2006
                 -------------------------   -------------------------
                 Average             Yield/  Average             Yield/
                 Balance    Interest  Rate   Balance   Interest   Rate
                 --------   --------  ----   --------  --------   ----

 ASSETS
 Loans(1)(3)     $603,810   $ 33,561  7.43%  $508,474  $ 26,934   7.08%
 Securities,
  taxable(2)       45,132      1,561  4.62%    43,044     1,332   4.14%
 Securities,
  nontaxable
  (2)(3)           26,555      1,239  6.24%    27,494     1,279   6.22%
 Nonmarketable
  Equity
  Securities        8,862        396  5.97%     6,103       258   5.65%
 Fed funds sold
  and other
  (incl. FHLB)        436         17  5.21%       284        12   5.65%
                 -------------------         ------------------
   Total earning
    assets       $684,795   $ 36,774  7.18%  $585,399  $ 29,815   6.81%
 Non-earning
  assets           64,024                      61,269
                 --------                   ---------
   Total assets  $748,819                    $646,668
                 ========                   =========

 LIABILITIES AND
  STOCKHOLDERS'
  EQUITY
 Transaction
  accounts       $214,301   $  4,792  2.99%  $176,892  $  3,406   2.57%
 Regular savings
  accounts         38,911        768  2.64%    38,821       565   1.95%
 Certificates
  of deposit      186,663      6,781  4.86%   187,236     5,700   4.07%
 Other short term
  borrowings       44,076      1,699  5.15%    44,150     1,608   4.87%
 FHLB Advances    121,847      4,223  4.63%    70,216     2,339   4.45%
 Junior
  subordinate
  debentures       10,310        544  7.05%     4,079       211   6.92%
                 -------------------         ------------------

   Total interest
    bearing
    liabilities  $616,108   $ 18,807  4.08%  $521,394  $ 13,829   3.55%
 Non-interest
  bearing
  liabilities      71,238                      68,482
 Stockholders'
  equity           61,473                      56,792
                 --------                   ---------
    Total
     liabilities
     & equity    $748,819                    $646,668
                 ========                   =========

 Net interest
  income/
  interest
  rate spread               $ 17,967  3.10%            $ 15,986   3.26%
                           ===============            ================
 Net yield on
  earning assets                      3.51%                       3.65%
                                     =====                       =====

 1) The effect of loans in nonaccrual status and fees collected is not significant to the computations.
 2) Average investment securities exclude the valuation allowance on securities available-for-sale.
 3) Fully tax-equivalent basis at 38% tax rate for nontaxable securities and loans.

 Footnote 1
 Pro Forma Earnings Reconciliation

                           Three Months Ended       Nine Months Ended
                               September 30           September 30
                            2007         2006       2007        2006

 Net income before one
  time items              $ 1,636     $  1,194    $ 5,055      $ 4,215
 Loss (gain) on sale of
  securities held-for-
  sale                        417            --        470          (6)
 Gain on sale of
  premises and equipment       --            --        (15)         (2)
                          -------     ---------    -------    --------
 Total non-recurring
  items before tax            417            --        455          (8)
 Tax adjustment on one
  time items                 (142)           --       (155)          3
                          -------     ---------    -------    --------

 Pro forma net income     $ 1,912      $  1,194    $ 5,355     $ 4,210
                          -------     ---------    -------    --------

 Pro forma basic earnings
  per share               $  0.50      $   0.32    $  1.41     $  1.13
 Pro forma diluted
  earnings per share      $  0.50      $   0.31    $  1.39     $  1.10

 Pro forma return on
  average assets             0.99%         0.70%      0.96%       0.87%
 Pro forma return on
  average shareholders'
  equity                    12.10%         8.17%     11.65%       9.91%

CONTACT: R. Wesley Brewer, Executive Vice President/CFO
         864-941-8290
         wbrewer@capitalbanksc.com
         Lee Lee M. Lee, Controller/VP of Investor Relations
         864-941-8242
         llee@capitalbanksc.com
         www.comcapcorp.com